SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)     February 12, 2002


                     BrandAid Marketing Corporation
             (Exact name of Registrant as specified in charter)


Delaware                        0-28772                     35-1990559
(State or other jurisdiction  (Commission                (I.R.S. Employer
of incorporation)             File Number)              Identification No.)


1715 Stickney Point Rd, Suite A-12
Sarasota, Florida                                                34231
(Address of principal executive offices)                       (Zip Code)


                             (941) 925-8312
                        (Registrant's telephone number,
                          including area code)


                         Salient Cybertech, Inc.
         1999 Lincoln Drive, Suite 202, Sarasota, Florida  34236
  (Former Name and Address of Registrant if Changed Since Last Report)

ITEM 5.            OTHER EVENTS

The Company's subsidiaries, Gemini Learning Systems, Inc. and Futronix, Inc., were sold as reported in previous Reports on Form 8-K, subject to Shareholder Ratification. In the case of the Gemini transaction, over 50% of the holders of common shares have committed to vote for ratification of the sale, as reported on Schedule 14-a, filed with the Securities and Exchange Commission on February 12, 2002.

ITEM 7             FINANCIAL STATEMENTS AND EXHIBITS

A.    Financial Statements

(c)   Financial Statements of the Businesses Disposed of.

      (c)1   Proforma Statements of BrandAid Marketing Corporation
             Reflecting the Sale of Futronix, Inc.       PAGE 3

      (c)2 Proforma Statements of BrandAid Marketing Corporation Reflecting the Sale of Futronix, Inc. and Gemini Learning
             Systems, Inc.                               PAGE 9

      (c)3 Financial Statements of BrandAid Marketing Corporation Reflecting the Sale of Futronix, Inc. and Gemini Learning Systems, Inc. for the Period Ended September 30, 2001 are the Financial Statements Filed in the Report on Form 10-QSB on November 15, 2001, and are incorporated herein by Reference.

      (c)4 Financial Statements of BrandAid Marketing Corporation Reflecting the Sale of Futronix, Inc. (prior to the purchase of Futronix) for the Period Ended December 31, 1999 are in the Financial Statements Filed in the Report on Form 10-KSB on March 30, 1999, and are incorporated herein by Reference.


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       February 12, 2002

                                                BrandAid Marketing Corporation


                                                 By: /s/Paul Sloan
                                                 -----------------------------
                                                 Paul Sloan,
                                                 Chairman and Secretary

                               Exhibit (c)1
         Proforma Statements of BrandAid Marketing Corporation
                 Reflecting the Sale of Futronix, Inc.

                     BRANDAID MARKETING CORPORATION
                            FORMERLY KNOWN AS
                          SALIENT CYBERTECH, INC.




                              CONTENTS


                                                           PAGE

FINANCIAL STATEMENTS

PRO-FORMA CONSOLIDATED BALANCE SHEETS                       2

PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME                 4

NOTES TO PRO-FORMA FINANCIAL STATEMENTS                     6

                     BRANDAID MARKETING CORPORATION
                            FORMERLY KNOWN AS
                         SALIENT CYBERTECH, INC.

                PRO-FORMA CONSOLIDATED BALANCE SHEETS

                           MARCH 31, 2001



                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Accounts receivable,
net allowance of $12,736    $     37,440                           37,440
Other receivables-current        800,000                          800,000
Prepaid expenses                  19,681                           19,681

TOTAL CURRENT ASSETS             857,121                          857,121

Real estate and equipment-
net                               54,951                           54,951
Other receivables-long-term    3,900,000                        3,900,000
Goodwill, net                    156,146                          156,146

                              $4,968,218      $                $4,968,218

LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Bank overdraft             $      17,865      $             $      17,865
Current maturities of
long-term debt                    10,080                           10,080
Accounts payable                 201,317                          201,317
Accrued expenses                 486,773                          486,773
Accrued interest                 184,241                          184,241
Notes payable-related party      325,544                          325,544

TOTAL CURRENT LIABILITIES      1,225,820                        1,225,820

LONG-TERM DEBT, less
current maturities             1,600,015                        1,600,015

TOTAL LIABILITIES              2,825,835                        2,825,835

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par
value $.001; issued
and outstanding, 9,751,000.        9,751                            9,751
Preferred Stock-authorized
20 shares; par value $.00,
issued and outstanding,
20 at December 31, 2000.
Each share convertible into
1.5 million shares of Common
Stock
Additional paid-in capital     5,819,427                        5,819,427
Other accumulated (loss)
income                           (33,846)                         (33,846)
Accumulated deficit           (3,652,949)                      (3,652,949)

TOTAL STOCKHOLDERS' EQUITY     2,142,383                        2,142,383

                             $ 4,968,218     $                $ 4,968,218

See accompanying notes.
                                     2

                     BRANDAID MARKETING CORPORATION
                            FORMERLY KNOWN AS
                         SALIENT CYBERTECH, INC.

                 PRO-FORMA CONSOLIDATED BALANCE SHEET

                         DECEMBER 31, 2000


                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Cash                         $   588,291     $   (144,976)(1) $   443,315
Restricted cash                   93,537          (93,537)(1)
Accounts receivable, net         184,657         (156,650)(1)      28,007
Inventory                      1,001,255       (1,001,255)(1)
Prepaid expenses                  38,284                           38,284

TOTAL CURRENT ASSETS           1,906,024       (1,396,418)        509,606

Real estate and equipment-net  4,511,787       (4,414,591)(1)      97,196

Goodwill, net                    188,538          188,538
Loan costs, net                   36,435          (36,435)(1)
Other assets                       3,107                            3,107

                              $6,645,891      $(5,847,444)    $   798,447


LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Current maturities of
long-term debt              $    359,326     $   (329,926)(1)$     29,400
Accounts payable               1,252,128       (1,096,886)(1)     155,242
Accrued expenses                 543,625          (51,174)(1)     492,451
Accrued interest                 162,664          (11,312)(1)     151,352
Notes payable-related party      469,284         (124,310)(1)     344,974

TOTAL CURRENT LIABILITIES      2,787,027       (1,613,608)      1,173,419

LONG-TERM DEBT, less
current maturities             2,334,460       (1,334,460)(1)   1,000,000

TOTAL LIABILITIES              5,121,487       (2,948,068)      2,173,419

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par value
$.001; issued
and outstanding, 7,424,904 at
December 31, 2000.                 7,425                           7,425
Additional paid-in capital     5,279,360                       5,279,360
Accumulated other
comprehensive income               6,990                           6,990
Accumulated deficit           (3,769,371)     (2,891,951)     (6,668,747)

TOTAL STOCKHOLDERS' EQUITY     1,524,404      (2,891,951)     (1,374,972)

                             $ 6,645,891     $(5,840,019)   $    798,447

See accompanying notes.
                                       3

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

              PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

               FOR THE THREE MONTHS ENDED MARCH 31, 2001



                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                        $ 1,634,219     $(1,608,514)(2)$      25,705
COST OF SALES                (1,667,368)       1,663,130 (2)        4,238

GROSS PROFIT                    (33,149)          54,616           21,467
EXPENSES
General and administrative    1,275,850         (277,057)(2)      998,793
        Interest                 64,885          (29,295)(2)       35,590

                              1,340,735         (306,352)       1,034,383

OPERATING LOSS               (1,373,884)         360,968       (1,012,916)

OTHER INCOME
Gain on sale of subsidiary    1,661,591       (1,661,591)(2)
Other expenses                 (139,285)                         (139,285)

                              1,522,306       (1,661,591)        (139,285)

INCOME BEFORE INCOME TAXES      148,422       (1,300,623)       (1,152,20)

INCOME TAXES                     32,000                -                -

NET INCOME (LOSS) FROM
CONTINUING OPERATONS       $    116,422      $(1,300,623)     $(1,152,201)

NET INCOME (LOSS) PER SHARE $     0.014                        $    (0.13)




See accompanying notes.
                                         4

                     BRANDAID MARKETING CORPORATION
                          FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

            PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

                FOR THE YEAR ENDED DECEMBER 31, 2000




                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                        $ 2,563,228     $(2,533,292(3) $      29,936
COST OF SALES                 (2,412,819)      2,412,819(3)

GROSS PROFIT                     150,409        (120,473           29,936

EXPENSES
Selling                          139,308        (139,308)(3)
General and administrative     3,755,889        (889,745)(3)    2,866,144
Interest                         174,840        (112,091)(3)       62,749

                               4,070,037      (1,141,144)       2,928,893

OPERATING LOSS                (3,919,628)      1,020,671       (2,898,957)

OTHER EXPENSE                     (9,537)                          (9,537)

LOSS BEFORE INCOME TAXES      (3,929,215)      1,020,671       (2,908,494)

INCOME TAXES                           -               -                -

NET LOSS FROM
CONTINUING OPERATIONS        $(3,929,215)    $ 1,020,671      $(2,908,494)

NET LOSS PER SHARE            $    (0.84)                      $    (0.62)



See accompanying notes.
                                      5

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

        NOTES TO THE PRO-FORMA BALANCE SHEETS AND INCOME STATEMENTS



NOTE A - TRANSACTION

Salient Cybertech, Inc. ("the Company"), sold Futronix, Inc. ("Futronix") to an outside purchaser on March 31, 2001. These financial statements show the deletion of Futronix along with the pro-forma adjustments necessary to arrive at the remainder of the business.

NOTE B - ADJUSTMENTS

(1) Reflects the balance sheet accounts of Futronix as of December 31, 2000.
(2) Reflects income from Futronix for the three months ended March 31, 2001.
(3) Reflects income from Futronix for the period June 1, 2000 through December 31, 2000.
(4) No consideration was recorded from the sale of Futronix, as proceeds have not been received as of the date of these financial statements.

                            Exhibit (c)2
           Proforma Statements of BrandAid Marketing Corporation
         Reflecting the Sale of Futronix, Inc. and Gemini Learning
                             Systems, Inc.

                     BRANDAID MARKETING CORPORATION
                          FORMERLY KNOWN AS
                       SALIENT CYBERTECH, INC.




                              CONTENTS


                                                           PAGE

FINANCIAL STATEMENTS

PRO-FORMA BALANCE SHEETS                                    2

PRO-FORMA STATEMENTS OF INCOME                              4

NOTES TO FINANCIAL STATEMENTS                               6

                        SALIENT CYBERTECH, INC.

                        PRO-FORMA BALANCE SHEET

                           DECEMBER 31, 2000


                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Cash                         $   588,291     $   (192,911)(1) $   395,380
Restricted cash                   93,537          (93,537)(1)
Accounts receivable, net         184,657         (184,657)(1)
Inventory                      1,001,255       (1,001,255)(1)
Prepaid expenses                  38,284                           38,284

TOTAL CURRENT ASSETS           1,906,024       (1,472,360)        433,664

Equipment-net                  4,511,787       (4,510,319)(1)       1,468

Goodwill, net                    188,538         (188,538)(1)
Loan costs, net                   36,435          (36,435)(1)
Other assets                       3,107             (806)(1)       2,301

                              $6,645,891      $(6,208,458)    $   437,433

LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Current maturities of
long-term debt              $    359,326     $   (329,926)(1)$     29,400
Accounts payable               1,252,128       (1,134,948)(1)     117,180
Accrued expenses                 543,625         (117,586)(1)     426,039
Accrued interest                 162,664          (11,312)(1)     151,352
Notes payable-related party      469,284         (130,323)(1)     238,961

TOTAL CURRENT LIABILITIES      2,787,027       (1,824,095)        962,932

LONG-TERM DEBT, less
current maturities             2,334,460       (2,334,460)(1)

TOTAL LIABILITIES              5,121,487       (4,158,555)        962,932

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par value
$.001; issued
and outstanding, 7,424,904 at
December 31, 2000.                 7,425                           7,425
Preferred stock-authorized
20 shares: par value $.00,
issued and outstanding, 20
at December 31, 2000. Each
share convertible into
1.5 million shares of
common stock.
Additional paid-in capital     5,279,360                       5,279,360
Accumulated other
comprehensive income               6,990           6,990(1)
Accumulated deficit           (3,769,371)     (2,042,913)     (5,812,284)

TOTAL STOCKHOLDERS' EQUITY     1,524,404      (2,049,903)       (525,499)

                             $ 6,645,891     $(6,208,458)   $    437,433

See accompanying notes
                                     2

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

                        PRO-FORMA BALANCE SHEET

                           DECEMBER 31, 1999


                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Cash                         $     3,650     $                $    3,650
Accounts receivable, net           8,873           (8,873)(2)
Inventory                         19,566          (19,566)(2)
Prepaid expenses                 747,433           (2,200)(2)     745,233

TOTAL CURRENT ASSETS             779,522          (30,639)        748,883

Equipment-net                     26,909          (25,465)(2)       1,444

Goodwill, net                    486,769                          486,769
Other assets                     163,416          (63,416)(2)     100,000

                              $1,456,616      $  (119,520)   $  1,337,096

LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable             $   103,360     $    (56,695)(2)   $  46,665
Accrued expenses                 232,574                          232,574
Accrued interest                  91,257                           91,257
Notes payable-related party      317,784          (59,565)(2)     258,219

TOTAL CURRENT LIABILITIES        744,975         (116,260)        628,715

LONG-TERM DEBT, less
current maturities               153,822          (64,787)(2)      89,035

TOTAL LIABILITIES                898,797         (181,047)        717,750

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par value
$.001; issued
and outstanding, 3,164,000 at
December 31, 1999.                 3,164                           3,164
Additional paid-in capital       390,806                         390,806
Accumulated other
comprehensive income               4,005                           4,005
Accumulated deficit              159,844          61,527         221,371

TOTAL STOCKHOLDERS' EQUITY       557,819          61,527         619,346

                             $ 1,456,616     $  (119,520)    $ 1,337,096

See accompanying notes
                                       3

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

                     PRO-FORMA STATEMENTS OF INCOME

                     YEAR ENDED DECEMBER 31, 2000




                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                       $ 2,563,228      $(2,563,228)(3)$
COST OF SALES                (2,412,819)       2,412,819 (3)

GROSS PROFIT                    150,409         (150,409)

EXPENSES
Selling                         139,308         (139,308)(3)
General and administrative    3,775,455       (2,203,272)(3)    1,572,183
Interest                        174,840         (114,728)(3)       60,112

                              4,089,603       (2,457,308)      (1,632,295)

OPERATING LOSS               (3,939,194)      (2,306,899)      (1,632,295)

OTHER INCOME                      9,979           (9,979)(3)

LOSS BEFORE INCOME TAXES     (3,929,215)       2,296,920       (1,632,295)

INCOME TAXES                          -                -                -

NET LOSS FROM
CONTINUING OPERATONS       $ (3,929,215)     $(2,296,920)     $(1,632,295)

NET LOSS PER SHARE        $        0.84                        $    (0.35)


See accompanying notes and accountants report.

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

                     PRO-FORMA STATEMENTS OF INCOME

                  FOR THE YEAR ENDED DECEMBER 31, 1999




                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                        $     9,567     $    (9,567)(4)
COST OF SALES

GROSS PROFIT                       9,567          (9,567)

EXPENSES
General and administrative       244,033         (59,698)(4)      184,335
Interest                           7,708                            7,708

                                 251,741         (59,698)         192,043

LOSS BEFORE INCOME TAXES        (242,174)         50,131         (192,043)

INCOME TAXES                           -               -                -

NET LOSS FROM
CONTINUING OPERATIONS          $(242,174)    $    50,131     $   (192,043)

NET LOSS PER SHARE             $    (0.16)                   $      (0.13)



See accompanying notes.
                                      5

NOTE A - TRANSACTION

Salient Cybertech, Inc. ("the Company"), has agreed to transfer its Gemini Learning Systems, Inc. ("Gemini") stock to a bondholder in exchange for the cancellation of a debenture in the amount of $1,000,000. The Company sold Futronix Inc. ("Futronix") to an outside purchaser on March 31, 2001. These financial statements show the deletion of Gemini and Futronix along with the pro forma adjustments necessary to arrive at the remainder of the business.

NOTE B - ADJUSTMENTS

(1) Reflects the balance sheet accounts of Gemini and Futronix as of December 31, 2000.
(2) Reflects the balance sheet accounts of Gemini as of December 31, 1999.
(3) Reflects income from Gemini for the year ending December 31, 2000 and income from Futronix for the period June 1, 2000 through December 31, 2000.
(4) Reflects income from Gemini for the period October 1, 1999 through December 31, 1999.
(5) There were no overhead or administrative costs allocated to the subsidiaries.
(6) No consideration was recorded from the sale of Futronix, as proceeds have not been received as of the date of these financial statements.

Page Intentionally Left Blank.